UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 9, 2006

POINT.360
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

0-21917	95-4272619
(Commission File Number)	(IRS Employer Identification No.)

2777 North Ontario Street, Burbank, CA	91504
(Address of principal executive offices)	(Zip Code)

(818) 565-1400
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 9, 2006, Point.360 issued a press release announcing financial results for the Third quarter and first nine months of 2006. Included in the press release issued by the Company and furnished herewith as Exhibit 99 are certain non-GAAP financial measures.

Management of the Company believes such non-GAAP financial measures are useful to investors in assessing the financial condition and results of operations and because they present certain cash flow and balance sheet statistics, and the effects of unusual transactions.

A copy of the press release follows as Exhibit 99.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

99	Press release dated November 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Point.360
(Registrant)

Date: November 9, 2006	By:	/s/ Alan R. Steel
Alan R. Steel
Executive Vice President, Finance and Administration,
Chief Financial Officer